UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Skokie Boulevard, Suite 340 Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 562-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CRXT	The Nasdaq Global Market
Warrants to purchase one share of common stock at an exercise price of $11.50	CRXTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 12, 2022, the Board of Directors of Clarus Therapeutics Holdings, Inc. (“Clarus”) established that the 2022 Annual Meeting of Stockholders of Clarus will be held on Tuesday, June 7, 2022. The record date for the determination of Clarus stockholders entitled to receive notice of and to vote at the 2022 Annual Meeting will be the close of business on Tuesday, April 12, 2022. Because the date of the 2022 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2021 Special Meeting in lieu of an Annual Meeting of Stockholders, which was held on August 27, 2021, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the definitive proxy statement/prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2021, are no longer applicable. Pursuant to Clarus’ bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, Clarus is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by April 22, 2022, to Clarus’ Corporate Secretary at 555 Skokie Boulevard, Suite 340, Northbrook, Illinois, 60062. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in Clarus’ proxy materials for the 2022 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2022 Annual Meeting not to be included in Clarus’ proxy materials for the 2022 Annual Meeting, must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Corporate Secretary at Clarus’ principal executive offices on or before the close of business on April 22, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2022	CLARUS THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Robert E. Dudley
	Name:	Robert E. Dudley
	Title:	Chief Executive Officer